Exhibit 10.12


                   Form of Note and Warrant Purchase Agreement

                         CEDRIC KUSHNER PROMOTIONS, LTD.

                       NOTE AND WARRANT PURCHASE AGREEMENT


      THIS NOTE AND WARRANT PURCHASE AGREEMENT is made as of the ___ day of _______, 200_ (the "EFFECTIVE DATE") by and among CEDRIC KUSHNER PROMOTIONS, LTD., a New York corporation (the "COMPANY"), and [Purchaser] (the "PURCHASER").

The parties hereby agree as follows:

      AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF WARRANTS

      1.1 THE LOAN. Subject to the terms of this Agreement, the Purchaser agrees to lend to the Company the amount set forth in the promissory note in substantially the form attached hereto as Exhibit A (the "NOTE"). The amount of the Note is also the "LOAN AMOUNT." Unless otherwise defined, the capitalized terms herein shall have the meanings assigned to such terms in the Note.

      1.2 ISSUANCE OF WARRANTS. The Company will sell to the Purchaser, upon the closing of the Merger Agreement by and among Cedric Kushner Boxing, Inc., the Company, Zenascent, Inc. ("Zenascent"), Cedric Kushner and James DiLorenzo, a warrant to purchase [1/2 of the Loan Amount] shares of common stock, par value $.001 per share (the "Zenascent Common Stock"), of Zenascent (the "Merger Agreement"). The warrant shall be in substantially the form attached hereto as Exhibit B (the "WARRANT"). Prior to issuance of the Warrant, the Purchaser hereby agrees to pay to the Company the Aggregate Warrant Purchase Price of $0.001 per share covered by the Warrant.

      1.3 The Company and the Purchasers, having adverse interests and as a result of arm's length bargaining, agree that:

            (a) Neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement;

            (b) The Warrant is not being issued as compensation;

            (c) The aggregate fair market value of the Note, if issued apart from the Warrant, is $[AMOUNT OF NOTE], and the aggregate fair market value of the Warrant, if issued apart from the Note, is $0.001 per share covered by the Warrant; and

            (d) All tax returns and other information return of each party relative to this Agreement and the Note and Warrant issued pursuant hereto shall consistently reflect the matters agreed to in (a) through (c) above.


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            THE CLOSING

            1.4 CLOSING DATE. The closing of the purchase and sale of the Note (the "CLOSING") shall be held on the Effective Date, or at such other time as the Company and the Purchaser shall agree (the "CLOSING DATE").

            1.5 DELIVERY. At the Closing (i) the Purchaser will deliver to the Company a check or wire transfer funds in the amount of the Loan Amount; and (ii) the Company shall issue and deliver to the Purchaser a Note in favor of the Purchaser payable in the principal amount of the Loan Amount.

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

            The Company hereby represents and warrants to each Purchaser as follows:

            1.6 CORPORATE POWER. The Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

            1.7 AUTHORIZATION. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder.

            1.8 OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Notes and Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

            REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

            1.9 PURCHASE FOR OWN ACCOUNT. The Purchaser represents that it is acquiring the Note, the Warrant and the Zenascent Common Stock issuable upon exercise of the Warrant (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

            1.10 INFORMATION AND SOPHISTICATION. The Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company and Zenascent regarding


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                  the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

            1.11 ABILITY TO BEAR ECONOMIC RISK. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

            1.12 ACCREDITED INVESTOR STATUS. The Purchaser is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 under the Securities Act.

            1.13 FURTHER ASSURANCES. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

            MISCELLANEOUS

            1.14 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            1.15 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

            1.16 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            1.17 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            1.18 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 1 Montauk Highway, Southampton, New York 11968, or to a Purchaser at [ADDRESS OF PURCHASER], or at such


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                  other address as such party may designate by ten (10) days advance written notice to the other party.

            1.19 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

            1.20 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

      IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

                                          COMPANY:

                                          CEDRIC KUSHNER PROMOTIONS, LTD.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          PURCHASER:

                                          [PURCHASER]


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:


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